Property plant and equipment net (Tables)	6 Months Ended
Mar. 31, 2023
Property plant and equipment net
Schedule of property, plant and equipment, stated at cost less accumulated depreciation
	As of	As of
	March 31,	September 30,
	2023	2022
	(unaudited)
Plant, machinery and equipment	$66,756	$64,449
Transportation equipment	51,004	49,241
Office equipment	20,980	20,254
Subtotal	138,740	133,944
Accumulated depreciation	(105,182)	(89,076)
Total	$33,558	$44,868